UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2009

Date of reporting period: 03/31/2009

Item 1. Report to Stockholders.

                                   ANNUAL REPORT

                                   March 31, 2009
                         NICHOLAS EQUITY INCOME FUND, INC.
                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

May 2009

Report to Fellow Shareholders:

For the first quarter ended March 31, 2009, Nicholas Equity Income Fund lost 12.20% compared to -11.01% for the Standard and Poor's 500 Index. For the fiscal year ended March 31, 2009, the Fund was down 28.75% versus a -38.09% for the S and P 500. In addition, our relative performance for all time periods listed in the table below is favorable.

At March 31, 2009, the Fund held 47 stocks and 5.43% cash. Almost all the stocks pay dividends. Most of the stocks have raised dividends periodically as their earnings increased. The top ten holdings and sector diversification are included within this report. For the fiscal year ended March 31, 2009, consumer staple stocks such as Village Super Market, Nordstrom and UST helped performance while financials, such as Cohen and   Steers Quality Income, and energy stocks, such as Crosstex Energy, hurt results.

Returns for Nicholas Equity Income Fund, Inc. and selected indices are provided in the chart below for the periods ended March 31, 2009. We are pleased to report that the Fund had a 30-day SEC yield of 6.31% (subsidized) and 6.05% (unsubsidized) as of March 31, 2009.

		Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas Equity Income Fund, Inc.	-28.75%	-7.13%	-1.02%	0.86%
Standard and Poor's 500 Index	-38.09%	-13.06%	-4.76%	-3.00%
Consumer Price Index	-0.45%	2.11%	2.60%	2.59%
Ending value of $10,000 invested in Nicholas Equity Income Fund, Inc.	$7,125	$8,011	$9,501	$10,896
Fund's Gross Expense Ratio (from 07/31/08 Prospectus): 1.10%
Fund's Net Expense Ratio (from 07/31/08 Prospectus): 0.90%*

*The Adviser has voluntarily agreed to absorb Fund expenses in excess of 0.90%. The Adviser may decrease or discontinue its absorption of the Fund's operating expenses at any time in its sole discretion. The Fund's expense ratios for the period ended March 31, 2009 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund's returns may be reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

The U.S. economy shrank sharply in the first quarter of 2009, capping its worst six-month performance in 51 years as noted in the April 30, 2009 Wall Street Journal. This recession marks the first time since 1975 that the economy has contracted for three quarters in a row. Unemployment has reached 8.9%. The Government and the Federal Reserve Board have responded with huge stimulus actions, including cutting short-term interest rates to near zero. Green shoots are appearing that indicate the economy could revive by the fourth quarter. These green shoots include a decline in business inventories (the need to rebuild) and an up-tick in consumer spending. Also, many economic measures are either declining at a slower rate or stabilizing. The worst of our economic and business nightmare appears to be over.

The stock market has been no fun over the last year and a half. It anticipated the worldwide economic and financial tsunami we are experiencing. As measured by the S and P 500, the market declined 57% from the high in October 2007, to the recent low on March 9, 2009. This represents the worst bear market since the Great Depression. From the low on March 9th, stocks have rallied 37% as of May 8th, but still remain 41% below the October 2007 high. We have positioned the Fund portfolio, which is fully invested, as we seek to regain lost capital. Stocks generally anticipate economic recovery six-to-nine months before it actually happens.

 Nicholas Equity Income Fund is a conservative portfolio of income-producing common stocks. We believe it has all-weather characteristics and should perform well over the long-term with potentially less volatility than many stock funds.

Thank you for your continued interest in the Fund.

Sincerely,

Albert O. Nicholas

Portfolio Manager

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, the Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for long-term debt securities.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S and P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return and yield would be reduced.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (05/09)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS EQUITY INCOME FUND, INC. AND S and P 500 INDEX

The line graph which follows compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund to the same investment over the same periods in the S and P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

	Nicholas Equity Income Fund, Inc.	% Total Return	S and P 500 Index	% Total Return
03/31/99	$10,000.00		$10,000.00
03/31/00	9,580.01	-4.20%	11,794.12	17.94%
03/31/01	9,842.97	2.74%	9,237.57	-21.68%
03/31/02	11,291.57	14.72%	9,259.74	0.24%
03/31/03	8,195.73	-27.42%	6,967.03	-24.76%
03/31/04	11,468.20	39.93%	9,412.73	35.10%
03/31/05	12,717.09	10.89%	10,042.82	6.69%
03/31/06	13,601.84	6.96%	11,219.85	11.72%
03/31/07	16,540.38	21.60%	12,547.61	11.83%
03/31/08	15,292.94	-7.54%	11,910.49	-5.08%
03/31/09	10,896.06	-28.75%	7,373.79	-38.09%

The Fund's average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended March 31, 2009	Five Years Ended March 31, 2009	Ten Years Ended March 31, 2009
Average Annual Total Return	-28.75%	-1.02%	0.86%

Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights (NSEIX)
For a share outstanding throughout each period
-------------------------------------------------------------------------
                                         Year Ended March 31,
                               ------------------------------------------
                                2009     2008     2007     2006     2005
                               ------   ------   ------   ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........  $12.59   $15.98   $13.66   $13.58   $12.45
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ....     .42      .35      .38      .33(1)   .30
   Net gain (loss) on
    securities (realized
    and unrealized) .........   (3.95)   (1.37)    2.51      .56(1)  1.04
                               ------   ------   ------   ------   ------
      Total from investment
       operations ...........   (3.53)   (1.02)    2.89      .89     1.34
                               ------   ------   ------   ------   ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................    (.42)    (.34)    (.36)    (.38)    (.21)
   From net capital gain ....      --    (2.03)    (.21)    (.43)      --
                               ------   ------   ------   ------   ------
      Total distributions ...    (.42)   (2.37)    (.57)    (.81)    (.21)
                               ------   ------   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD ..................  $ 8.64   $12.59   $15.98   $13.66   $13.58
                               ------   ------   ------   ------   ------
                               ------   ------   ------   ------   ------

TOTAL RETURN ................ (28.75)% (7.54)%   21.60%    6.96%   10.89%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........   $30.0    $36.7    $41.0    $29.0    $27.7
Ratio of expenses to
 average net assets .........    .90%     .90%     .90%     .90%     .90%
Ratio of net investment
 income to average
 net assets .................   3.84%    2.81%    2.64%    2.49%    2.36%
Portfolio turnover rate .....  35.79%   51.89%   36.32%   27.84%   45.50%
ABSENT REIMBURSEMENT OF
 EXPENSES BY ADVISER -
Ratio of expenses to
 average net assets .........   1.17%    1.10%    1.22%    1.37%    1.37%
Ratio of net investment
 income to average
 net assets .................   3.57%    2.61%    2.32%    2.02%    1.89%
(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.
-----------------------------------------------------------------------------------------
Top Ten Equity Portfolio Holdings
March 31, 2009 (unaudited)
-------------------------------------------------------------------------------
                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Dorchester Minerals, L.P. ..............................     4.08%
        Village Super Market, Inc. .............................     3.64%
        Briggs & Stratton Corporation ..........................     3.57%
        W.W. Grainger, Inc. ....................................     3.27%
        Alcon, Inc. ............................................     3.03%
        Chevron Corporation ....................................     2.91%
        Altria Group, Inc. .....................................     2.67%
        Kayne Anderson MLP Investment Company ..................     2.65%
        Integrys Energy Group, Inc. ............................     2.60%
        National Presto Industries, Inc. .......................     2.60%
                                                                    ------
        Total of top ten .......................................    31.02%
                                                                    ------
                                                                    ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
March 31, 2009 (unaudited)
-------------------------------------------------------------------------------
        BAR CHART PLOT POINTS
        Consumer Staples ..........................................    16.78%
        Consumer Discretionary ....................................    12.20%
        Industrials ...............................................    12.18%
        Energy ....................................................    11.72%
        Financials ................................................     9.57%
        Materials .................................................     8.47%
        Health Care ...............................................     7.51%
        Utilities .................................................     7.15%
        Short-Term Investments ....................................     6.50%
        Information Technology ....................................     5.55%
        Telecommunication Services ................................     2.37%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended March 31, 2009 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.
The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       09/30/08         03/31/09       10/01/08 - 03/31/09
        ------------------------------------------------------------------
        Actual        $1,000.00         $  722.90             $3.87
        Hypothetical   1,000.00          1,020.51              4.53
        (5% return before expenses)
        * Expenses are equal to the Fund's six-month annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments
March 31, 2009
-------------------------------------------------------------------------------
 Shares or
 Principal
  Amount                                                              Value
-----------                                                        -----------
COMMON STOCKS - 90.58%
             Consumer Discretionary - Auto & Components - 2.40%
    60,000   Johnson Controls, Inc.                                $   720,000
                                                                   -----------
             Consumer Discretionary - Durables & Apparel - 7.18%
     8,000   Fortune Brands, Inc.                                      196,400
     5,000   LaCrosse Footwear Inc.                                     40,350
    12,800   National Presto Industries, Inc.                          780,928
    10,000   V.F. Corporation                                          571,100
    21,800   Weyco Group, Inc.                                         565,056
                                                                   -----------
                                                                     2,153,834
                                                                   -----------
             Consumer Discretionary - Retail - 1.95%
    35,000   Nordstrom, Inc.                                           586,250
                                                                   -----------
             Consumer Discretionary - Services - 0.78%
    45,000   Jackson Hewitt Tax Service Inc.                           234,900
                                                                   -----------
             Consumer Staples - Food & Staple Retail - 8.61%
    50,000   SUPERVALU INC.                                            714,000
    35,000   Village Super Market, Inc.                              1,090,950
    30,000   Walgreen Co.                                              778,800
                                                                   -----------
                                                                     2,583,750
                                                                   -----------
             Consumer Staples - Food, Beverage & Tobacco - 6.42%
    50,000   Altria Group, Inc.                                        801,000
    20,000   Philip Morris International Inc.                          711,600
    66,715   Rocky Mountain Chocolate Factory, Inc.                    412,299
                                                                   -----------
                                                                     1,924,899
                                                                   -----------
             Consumer Staples - Household &
              Personal Products - 1.92%
    30,000   Avon Products, Inc.                                       576,900
                                                                   -----------
             Energy - 11.84%
    13,000   Chevron Corporation                                       874,120
    33,000   Crosstex Energy, Inc.                                      54,120
    90,000   Crosstex Energy, L.P.                                     171,000
    75,000   Dorchester Minerals, L.P.                               1,224,750
    30,000   Kayne Anderson Energy Total Return Fund, Inc.             432,600
    40,000   Kayne Anderson MLP Investment Company                     795,200
                                                                   -----------
                                                                     3,551,790
                                                                   -----------
             Financials - Banks - 3.84%
    24,000   Associated Banc-Corp                                      370,560
    30,000   National Penn Bancshares, Inc.                            249,000
    60,900   Severn Bancorp, Inc.                                      186,354
    20,000   United Bankshares, Inc.                                   344,800
                                                                   -----------
                                                                     1,150,714
                                                                   -----------
             Financials - Insurance - 2.48%
    25,000   Mercury General Corporation                               742,500
                                                                   -----------
             Financials - Real Estate - 1.68%
   250,000   Cohen & Steers Quality Income Realty Fund, Inc.           502,500
                                                                   -----------
             Health Care - Equipment - 3.03%
    10,000   Alcon, Inc.                                               909,100
                                                                   -----------
             Health Care - Pharmaceuticals &
              Biotechnology - 2.39%
    15,000   Abbott Laboratories                                       715,500
                                                                   -----------
             Industrials - Capital Goods - 10.74%
    65,000   Briggs & Stratton Corporation                           1,072,500
    16,000   Illinois Tool Works Inc.                                  493,600
   100,000   Oshkosh Corporation                                       674,000
    14,000   W.W. Grainger, Inc.                                       982,520
                                                                   -----------
                                                                     3,222,620
                                                                   -----------
             Industrials - Commercial Services & Supplies - 1.56%
    31,180   Healthcare Services Group, Inc.                           466,764
                                                                   -----------
             Information Technology - Hardware &
              Equipment - 2.38%
    33,500   Diebolt, Incorporated                                     715,225
                                                                   -----------
             Information Technology - Software & Services - 3.22%
    20,000   Computer Services, Inc.                                   515,000
    10,000   Quality Systems, Inc.                                     452,500
                                                                   -----------
                                                                       967,500
                                                                   -----------
             Materials - 8.55%
    15,000   AptarGroup, Inc.                                          467,100
    35,000   Bemis Company, Inc.                                       733,950
    60,000   RPM International, Inc.                                   763,800
    22,000   Stepan Company                                            600,600
                                                                   -----------
                                                                     2,565,450
                                                                   -----------
             Telecommunication Services - 2.39%
   100,000   Frontier Communications Corporation                       718,000
                                                                   -----------
             Utilities - 7.22%
    50,000   Duke Energy Corporation                                   716,000
    30,000   Integrys Energy Group, Inc.                               781,200
    60,000   TECO Energy, Inc.                                         669,000
                                                                   -----------
                                                                     2,166,200
                                                                   -----------
                TOTAL COMMON STOCKS (cost $33,648,903)              27,174,396
                                                                   -----------
CONVERTIBLE PREFERRED STOCKS - 3.85%
             Financials - Real Estate - 1.68%
    47,000   BioMed Realty Trust, Inc. 7.375% Series A
              Cumulative Redeemable Preferred                          504,310
                                                                   -----------
             Health Care - Services - 2.17%
    57,650   National Healthcare Corporation Series A
              Convertible Preferred                                    651,445
                                                                   -----------
                TOTAL CONVERTIBLE PREFERRED STOCKS
                 (cost $1,921,615)                                   1,155,755
                                                                   -----------
SHORT-TERM INVESTMENTS - 6.57%
             Commercial Paper - 6.48%
  $300,000   ITT Corporation 04/01/09, 1.70%                           300,000
   250,000   Volkswagen of America, Inc. 04/02/09, 2.75%               249,981
   464,000   Kellogg Company 04/03/09, 0.60%                           463,985
   250,000   Ingersoll-Rand Global Holding Company Limited
              04/13/09, 2.65%                                          249,779
   260,000   Wisconsin Energy Corporation 04/15/09, 0.60%              259,939
   300,000   Clorox Company (The) 04/20/09, 0.80%                      299,873
   120,000   Kraft Foods Inc. 04/20/09, 0.58%                          119,963
                                                                   -----------
                                                                     1,943,520
                                                                   -----------
             Variable Rate Security - 0.09%
    27,094   American Family Financial Services, Inc. (1)
              04/01/09, 0.10%                                           27,094
                                                                   -----------
                TOTAL SHORT-TERM INVESTMENTS
                 (cost $1,970,614)                                   1,970,614
                  TOTAL INVESTMENTS
                   (cost $37,541,132) -- 101.00% .................  30,300,765
                                                                   -----------
             LIABILITIES, NET OF
              OTHER ASSETS -- (1.00)% ............................    (300,068)
                                                                   -----------
                  TOTAL NET ASSETS
                   (basis of percentages
                    disclosed above) -- 100% ..................... $30,000,697
                                                                   -----------
                                                                   -----------
(1) Subject to a demand feature as defined by the Securities and Exchange
Commission.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2009
-------------------------------------------------------------------------------
ASSETS
    Investments in securities at value (cost $37,541,132) .....    $30,300,765
                                                                   -----------
    Receivables -
         Investment securities sold ...........................          3,150
         Dividend and interest ................................        102,036
         Capital stock subscription ...........................          7,323
                                                                   -----------
              Total receivables ...............................        112,509
                                                                   -----------
    Other .....................................................          7,820
                                                                   -----------
              Total assets ....................................     30,421,094
                                                                   -----------
LIABILITIES
    Payables -
         Investment securities purchased ......................        328,631
         Due to adviser -
              Management fee ..................................         60,986
              Accounting and administrative fee ...............          4,109
         Other payables and accrued expense ...................         26,671
                                                                  ------------
              Total liabilities ...............................        420,397
                                                                   -----------
              Total net assets ................................    $30,000,697
                                                                   -----------
                                                                   -----------
NET ASSETS CONSIST OF
    Paid in capital ...........................................    $41,025,587
    Net unrealized depreciation on investments ................     (7,240,366)
    Accumulated net realized loss on investments ..............     (4,133,594)
    Accumulated undistributed net investment income ...........        349,070
                                                                   -----------
              Total net assets ................................    $30,000,697
                                                                   -----------
                                                                   -----------

NET ASSET VALUE PER SHARE ($.0001 par value, 250,000,000
 shares authorized), offering price and redemption price
 (3,471,275 shares outstanding) ...............................          $8.64
                                                                         -----
                                                                         -----

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2009
-------------------------------------------------------------------------------
INCOME
    Dividend ..................................................   $  1,533,417
    Interest ..................................................         82,600
                                                                  ------------
         Total income .........................................      1,616,017
                                                                  ------------
EXPENSES
    Management fee ............................................        238,516
    Accounting and administrative fees ........................         50,000
    Audit and tax fees ........................................         31,400
    Registration fees .........................................         25,828
    Accounting system and pricing service fees ................         10,380
    Legal fees ................................................          9,717
    Transfer agent fees .......................................          9,463
    Printing ..................................................          8,637
    Directors' fees ...........................................          4,925
    Insurance .................................................          2,637
    Postage and mailing .......................................          2,207
    Custodian fees ............................................          1,704
    Other operating expenses ..................................          3,378
                                                                  ------------
         Total expenses before reimbursement ..................        398,792
                                                                  ------------
         Reimbursement of expenses by adviser (Note 2) ........        (92,128)
                                                                  ------------
         Total expenses after reimbursement ...................        306,664
                                                                  ------------
         Net investment income ................................      1,309,353
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS ..............................     (3,340,882)
                                                                  ------------
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     (8,865,109)
                                                                  ------------
    Net realized and unrealized loss on investments ...........    (12,205,991)
                                                                  ------------
    Net decrease in net assets resulting from operations ......   $(10,896,638)
                                                                  ------------
                                                                  ------------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 2009 and 2008
-------------------------------------------------------------------------------

                                                  2009                2008
                                               -----------         -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  1,309,353         $ 1,161,866
    Net realized gain (loss)
     on investments ........................    (3,340,882)          3,224,425
    Change in net unrealized
     appreciation/depreciation
     on investments ........................    (8,865,109)         (7,415,759)
                                              ------------         -----------
         Net decrease in net assets
          resulting from operations ........   (10,896,638)         (3,029,468)
                                              ------------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income .............    (1,260,158)           (906,857)
    From net realized gain on investments ..            --          (5,422,917)
                                              ------------         -----------
         Total distributions ...............    (1,260,158)         (6,329,774)
                                              ------------         -----------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued
     (676,459  and 202,014
     shares, respectively) .................     6,840,512           3,143,613
    Reinvestment of distributions
     (95,170 and 382,091
     shares, respectively) .................     1,052,947           5,426,451
    Cost of shares redeemed
     (219,487 and 277,805
     shares, respectively) .................    (2,479,950)         (3,431,799)
                                              ------------         -----------
         Increase in net assets
          derived from capital share
          transactions .....................     5,413,509           5,138,265
                                              ------------         -----------
         Total decrease in net assets ......    (6,743,287)         (4,220,977)
                                              ------------         -----------
NET ASSETS
    Beginning of period ....................    36,743,984          40,964,961
                                              ------------         -----------
    End of period (including accumulated
     undistributed net investment income
     of $349,070 and $299,875,
     respectively) .........................  $ 30,000,697         $36,743,984
                                              ------------         -----------
                                              ------------         -----------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2009
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Equity Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.  The following is a summary of the significant accounting policies of the Fund:
    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions for financial statement purposes are recorded on trade date.
         The Fund adopted Financial Accounting Standards Board Statement of
         Financial Accounting Standards No. 157, Fair Value Measurements ("FAS
         157"), effective April 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.
         Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
              Level 1 - quoted prices in active markets for identical
              investments
              Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
              Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
         The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
         The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments carried at value:
                                                      Investments
                                                          in
              Valuation Inputs                        Securities
              ----------------                       ------------
              Level 1 - Quoted Prices ..............  $28,330,151
              Level 2 - Other Significant
                         Observable Inputs .........    1,970,614
              Level 3 - Significant Unobservable
                         Inputs ....................           --
                                                      -----------
                                       Total .......  $30,300,765
                                                      -----------
                                                      -----------
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.
         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book to tax differences to reflect tax character.  At March 31, 2009 no reclassifications were recorded.
         The tax character of distributions paid during the years ended March
         31 was as follows:
                                            03/31/2009        03/31/2008
                                            ----------        ----------
              Distributions paid from:
              Ordinary income ............  $1,260,158        $2,163,930
              Long-term capital gain .....          --         4,165,844
                                            ----------        ----------
              Total distributions paid ...  $1,260,158        $6,329,774
                                            ----------        ----------
                                            ----------        ----------
         As of March 31, 2009, investment cost for federal tax purposes was
         $37,442,571 and the tax basis components of net assets were as follows:
              Unrealized appreciation .......................  $ 2,308,907
              Unrealized depreciation .......................   (9,450,712)
                                                               -----------
              Net unrealized depreciation ...................   (7,141,805)
                                                               -----------
              Undistributed ordinary income .................      349,070
              Accumulated net realized
               capital loss .................................   (4,133,594)
              Paid in capital ...............................   41,025,587
              Other temporary differences ...................      (98,561)
                                                               -----------
              Net assets ....................................  $30,000,697
                                                               -----------
                                                               -----------
         The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to holdings in partnership interests.
         As of March 31, 2009, the Fund realized post-October losses of approximately $3,273,000, which for tax purposes, will be deferred and recognized in the following year.
         As of March 31, 2009, the Fund had no tax deferral of wash loss sales.
         As of March 31, 2009, the Fund has a capital loss carryforward of approximately $861,000, which expires in 2017.  To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.
         In July 2006, the Financial Accounting Standards Board ("FASB") issued
         Interpretation No. 48, "Accounting for Uncertainty in Income Taxes"
         ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction).  The Fund recognizes tax benefits only if it is more likely than not that a tax position
         (including the Fund's assertion that its income is exempt from tax)
         will be sustained upon examination.  If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in
         "interest" and penalties in "other" expenses on the Statement of
         Operations.  The Fund adopted FIN 48 on September 30, 2007.  The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2009.  Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2009.  At March 31, 2009, the tax years March
         31, 2006 through March 31, 2009 remain open to examination in the
         Fund's major tax jurisdictions.
    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 70% of the average net asset value up to and including $50 million and .60% of the average net asset value in excess of $50 million.  The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of .90% of annual average net assets.  Under this agreement the Adviser reimbursed
         $92,128 during the year ended March 31, 2009.  Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.
    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $5,217 for the year ended March 31, 2009 for legal services rendered by this law firm.
(3) Investment Transactions --
    For the year ended March 31, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $17,070,598 and $11,228,502, respectively.
(4) Change of Independent Registered Public Accounting Firm --
    On October 8, 2008, management of the Fund, informed Ernst & Young LLP of its dismissal as the independent registered public accounting firm for the
    Fund. The Board of Directors of the Fund approved the dismissal of Ernst &
    Young LLP and the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm on August 1, 2008.
    The reports of Ernst & Young LLP on the Fund's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Fund's two most recent fiscal years, and through October 8, 2008, there were no disagreements with
    Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund's financial statements.
    Additionally, during the last two fiscal years, and during the interim period through October 8, 2008, the Fund did not consult with Deloitte &
    Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events
    (as described in paragraph (a) (1) (v) of Item 304 of Regulation S-K).
(5) New Accounting Pronouncement --
    In April 2009, FASB Staff Position 157-4, Determining Fair Value when the
    Volume and Level of Activity for the Asset or Liability Have Significantly
    Decreased and Identifying Transactions that are not Orderly, was issued and is effective for periods ending after June 15, 2009. FASB Staff Position
    157-4 is intended to provide additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements, when the volume and level of activity for the asset or liability have significantly decreased. This FASB Staff Position also provides guidance on identifying circumstances that indicate a transaction is not orderly. At this point, management is evaluating the implications of FASB Staff
    Position 157-4 and the impact, if any, on the Fund's financial statements.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas Equity Income Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of
Nicholas Equity Income Fund, Inc. (the "Fund"), including the schedule of investments, as of March 31, 2009, and the related statements of operations and changes in net assets and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the
Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended March 31, 2008 and the financial highlights for the periods ended prior to March 31, 2009 were audited by other auditors, whose report, dated May 28, 2008, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.
We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers.  We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Nicholas Equity Income Fund, Inc. as of March 31, 2009, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Milwaukee, Wisconsin
May 22, 2009

Historical Record
(unaudited)
--------------------------------------------------------------------------------------------------
                                     Net Investment                     Dollar        Growth of
                            Net          Income      Capital Gain      Weighted      an Initial
                        Asset Value   Distributions  Distributions  Price/Earnings     $10,000
                         Per Share      Per Share      Per Share       Ratio (2)    Investment (3)
                        -----------  --------------  -------------  --------------  --------------
November 23, 1993 (1) ..  $10.00        $  --           $  --             --            $10,000
March 31, 1994 .........   10.04         0.0133            --            14.4 times      10,053
March 31, 1995 .........   10.56         0.2810            --            14.6            10,871
March 31, 1996 .........   12.35         0.3370            --            16.8            13,111
March 31, 1997 .........   12.27         0.4527          0.5483          15.9            14,138
March 31, 1998 .........   14.35         0.5014          0.6586          23.0            18,072
March 31, 1999 .........   12.32         0.4843          0.3278          22.0            16,509
March 31, 2000 .........   11.10         0.4447          0.2392          20.6            15,816
March 31, 2001 .........   11.20         0.1980            --            21.0            16,250
March 31, 2002 .........   12.66         0.1697            --            22.4            18,642
March 31, 2003 .........    9.02         0.1920            --            15.6            13,531
March 31, 2004 .........   12.45         0.1486            --            16.1            18,933
March 31, 2005 .........   13.58         0.2120            --            21.0            20,995
March 31, 2006 .........   13.66         0.3843          0.4259          16.8            22,456
March 31, 2007 .........   15.98         0.3663          0.2138          17.0            27,307
March 31, 2008 .........   12.59         0.3377          2.0340          18.2            25,247
March 31, 2009..........    8.64         0.4188(a)         --            11.6            17,989

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

(a) Paid $0.1020 on May 5, 2008 to shareholders of record on May 2, 2008.
    Paid $0.1051 on August 1, 2008 to shareholders of record on July 31, 2008.
    Paid $0.0971 on November 4, 2008 to shareholders of record on November 3, 2008.
    Paid $0.1146 on December 29, 2008 to shareholders of record on December 26, 2008.

   Range in quarter end price/earnings ratios
         High                        Low
----------------------     -----------------------
December 31, 2000  23.7     March 31, 2009  11.6

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
A discussion of the Approval by the Board of Directors of the Fund's Investment
Advisory Contract can be found in the Fund's Semiannual Report dated September
30, 2008.

Tax Information
March 31, 2009 (unaudited)
------------------------------------------------------------------------------
The Fund designates 100% of its ordinary income distributions for the year ended March 31, 2009 as qualified dividend income under the Jobs and Growth Tax
Relief Reconciliation Act of 2003.
For the year ended March 31, 2009, 100% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.
The Fund had no capital gain distributions during the year ended March 31, 2009 and therefore does not designate an amount as a capital gain dividend for this period.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)
-----------------------------------------------------------------------------------------------------------------------
    The following table sets forth the pertinent information about the Fund's directors and officers as of March 31,
2009.  Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee,
WI 53202.
                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
   Name and Age                    With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Albert O. Nicholas, 78 (1), (3)  President,     (2), 16 years  Chief Executive Officer and        3            None
                                 Portfolio                     Chairman of the Board, Nicholas
                                 Manager and                   Company, Inc., the Adviser
                                 Director                      to the Fund.  He is
                                                               Portfolio Manager of
                                                               Nicholas Fund, Inc. and
                                                               the Fund and Nicholas Liberty
                                                               Fund (effective January 29, 2009).

DISINTERESTED DIRECTORS
Robert H. Bock, 77               Director       (2), 16 years  Private Investor, Consultant,      6            None
                                                               Dean Emeritus of Business
                                                               Strategy and Ethics, University of
                                                               Wisconsin School of Business,
                                                               1997 to present.
Timothy P. Reiland, 52           Director       (2), 6 years   Private Investor, Consultant,      6            None
                                                               Chairman and Chief Financial
                                                               Officer, Musicnotes, Inc.,
                                                               October 2001 to present.
                                                               Investment Analyst from 1987
                                                               to October 2001, Tucker Anthony
                                                               Incorporated, a brokerage firm.
                                                               He is a Chartered Financial
                                                               Analyst.
Jay H. Robertson, 57             Director       (2), 4 years   Private Investor, April 2000       7            None
                                                               to present.  Chairman of the
                                                               Board of Robertson-Ryan and
                                                               Associates, Inc., an insurance
                                                               brokerage firm from 1993 to
                                                               March 2000.
OFFICERS
David L. Johnson, 67 (3)         Executive       Annual,       Executive Vice President,
                                 Vice President  16 years      Nicholas Company, Inc., the
                                                               Adviser to the Fund.
Jeffrey T. May, 52               Senior Vice     Annual,       Executive Vice President, Chief Financial Officer
                                 President,      16 years      and Chief Compliance Officer, Nicholas
                                 Secretary,                    Company, Inc., the Adviser to the
                                 Treasurer                     Fund.  He is Portfolio Manager
                                 and Chief                     of Nicholas Money Market Fund, Inc.
                                 Compliance
                                 Officer
David O. Nicholas, 47 (3)        Senior Vice     Annual,       Chief Investment Officer and
                                 President       16 years      Director, Nicholas Company,
                                                               Inc., the Adviser to the
                                                               Fund.  He is Portfolio
                                                               Manager of Nicholas II, Inc.
                                                               and Nicholas Limited Edition, Inc.
                                                               He formerly was Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.,
                                                               Nicholas High Income Fund, Inc,
                                                               and the Fund.
Lynn S. Nicholas, 52 (3)         Senior Vice     Annual,       Senior Vice President, Nicholas
                                 President       16 years      Company, Inc. the Adviser to the
                                                               Fund.
Lawrence J. Pavelec, 50          Senior Vice     Annual,       Senior Vice President, Nicholas
                                 President       5 years       Company, Inc., the Adviser to the
                                                               Fund.  He has been Portfolio
                                                               Manager of Nicholas High Income Fund,
                                                               Inc. since April 2008.  He served
                                                               as Co-Portfolio Manager from April
                                                               2003 until April 2008.  He was a
                                                               portfolio manager for Brandes
                                                               Investment Partners from 1999 to
                                                               April 2003.
Candace L. Lesak, 51             Vice President  Annual,       Employee, Nicholas Company, Inc.,
                                                 16 years      the Adviser to the Fund.
____________________
(1)     Albert O. Nicholas is the only director who is an "interested person" of the Fund, as that term is defined in the 1940 Act.  Mr. Nicholas is Chief Executive Officer and a Director of
        the Adviser and owns 97% of the outstanding voting securities of the Adviser.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O.
        Nicholas.  David L. Johnson is a brother-in-law of Albert O. Nicholas.
    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-544-6547 (toll-free)
or 414-276-0535.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas Equity Income Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
      We collect the following non-public personal information about you:
      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
      * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
      We may share non-public personal information about you:
      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
      * With a party representing you, with your consent, such as your broker or lawyer.
      * When required by law, such as in response to a subpoena or other legal process.
      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP
*     Coverdell Education Accounts
*     Profit Sharing Plan
*     Automatic Investment Plan
*     Direct Deposit of Dividend and Capital Gain Distributions
*     Systematic Withdrawal Plan with Direct Deposit
*     Monthly Automatic Exchange between Funds
*     Telephone Redemption
*     Telephone Exchange
*     24-hour Automated Account Information (800-544-6547)
*     24-hour Internet Account Access (www.nicholasfunds.com)
Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(800-544-6547).

                            Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                   DAVID O. NICHOLAS, Senior Vice President

                    LYNN S. NICHOLAS, Senior Vice President

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 17, 2008

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $21,500 in 2009 and $22,625 in 2008.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,500 in 2009 and $5,250 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $17,500 in 2008.  These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2008.  Aggregate fees billed by the registrant's prior principal accountant during 2008 in connection with the transition of the engagement to the registrant's current principal accountant were $2,000, and fees billed in 2007 were $15,750 and related to the audit of the investment advisor's fiscal year ended 10/31/2007.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b)   N/A

     (c)   N/A

     (d)   N/A

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 05/29/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 05/29/2009

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 05/29/2009